UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/10

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Investment Portfolios,

Core Value Portfolio

ANNUAL REPORT December 31, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Information About the Review
and Approval of the Fund’s
Investment Advisory Agreement
35	Board Members Information
37	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Core Value Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Investment Portfolios, CoreValue Portfolio, produced a total return of 13.21% for its Initial shares, and its Service shares produced a total return of 12.93%.1 In comparison, the fund’s benchmark, the Russell 1000Value Index (the “Index”), produced a total return of 15.51% for the same period.2

Despite heightened volatility over the first half of 2010, a later rally stemming from greater economic clarity enabled the stock market to achieve double-digit gains for the year.The fund produced lower returns than its benchmark, primarily due to shortfalls in the information technology, consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective. To pursue its goal, the fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios.When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, business momentum and likely catalysts that could ignite the stock price.

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis that led to austerity measures throughout the region, and mixed housing and employment data in the United States weighed on already mild domestic growth.As a result, U.S. stocks generally declined over the first half of the year.

However, investors’ economic concerns may have been overblown.

Corporate earnings over the second half of the year exceeded analysts’

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

expectations, commodity prices climbed amid robust demand from the world’s emerging markets, and the U.S. and global economies remained on mildly upward trajectories. The resolution of midterm elections and new stimulative programs by the Federal Reserve Board also boosted investor sentiment. However, growth-oriented stocks produced higher returns, on average, than value stocks in 2010.

Security Selections Dampened Returns in Some Sectors

Although the fund participated to a substantial degree in the stock market’s 2010 gains, disappointing security selections in certain market segments prevented it from matching the benchmark’s results. In the information technology sector, Cisco Systems struggled due to weakness in its European and U.S. public sector markets, and personal computer maker Hewlett-Packard declined when its CEO resigned abruptly. Software giant Microsoft lagged market averages as the company appeared to miss opportunities to capitalize on the trend toward “cloud computing,” in which data and applications are maintained and accessed over the Internet.

The fund’s consumer discretionary holdings also fell short of their respective benchmark components, as we favored media companies that create programming content over better performing content distributors. In addition, retailers Best Buy and Staples struggled amid changing consumer spending patterns and a lack of exciting new products.Among financial stocks, Bank of America, JPMorgan Chase & Co. and Morgan Stanley fared relatively poorly due to intensifying regulatory pressures, slower mergers-and-acquisitions activity and lower trading volumes. Relatively light exposure to real estate investment trusts also weighed on the fund’s relative performance.

On a more positive note, the fund focused successfully on industrial companies—including Caterpillar and Eaton Corp.—that have benefited from strong demand for the equipment and materials used in infrastructure construction in the world’s emerging markets. The materials sector also contained a number of top performers, including Freeport McMoRan Copper & Gold, which gained value along with underlying commodity prices.An underweighted position in the health care sector helped the fund avoid the brunt of weakness stemming from large pharmaceutical companies, such as Johnson & Johnson, that strug-

4

gled with pricing pressures and a dearth of new products in their development pipelines. Instead, we emphasized service companies such as drug distributor AmerisourceBergen, which benefited from greater demand for generic medicines.

Positioned for a More Selective Market Environment

We expect the U.S. economic recovery to persist in 2011. Greater economic and political clarity in the wake of U.S. midterm elections—including fiscal stimulus from a cut in payroll taxes and extension of Bush-era tax cuts—may help convince business leaders to deploy some of their massive cash reserves for mergers-and-acquisitions, stock buybacks and other productive uses. However, a number of economic headwinds remain, including high levels of unemployment and troubled housing markets.

We expect investors to become more selective in this environment, favoring companies that can grow consistently in a slowly expanding economy. Therefore, we have maintained an overweighted position among attractively valued media companies with solid business fundamentals. Conversely, the fund holds relatively few utilities, which generally do not meet our value-oriented investment criteria.

January 18, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and Service shares and the Russell 1000 Value Index

Average Annual Total Returns as of 12/31/10
	1	Year	5 Years	10 Years
Initial shares	13.21%		1.39%	1.97%
Service shares	12.93%		1.23%	1.84%
Russell 1000 Value Index	15.51%		1.28%	3.26%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Core Value Portfolio on 12/31/00 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.38	$6.77
Ending value (after expenses)	$1,222.90	$1,220.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.89	$6.16
Ending value (after expenses)	$1,020.37	$1,019.11

† Expenses are equal to the fund’s annualized expense ratio of .96% for Initial Shares and 1.21% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2010

Common Stocks—99.7%	Shares		Value ($)
Consumer Discretionary—11.9%
Carnival	10,280		474,011
General Motors	2,291		84,446
Home Depot	4,840		169,690
Johnson Controls	10,110		386,202
Lowe’s	6,880		172,550
Mattel	6,560		166,821
News, Cl. A	33,040		481,062
Omnicom Group	17,570		804,706
Staples	7,370		167,815
Target	4,230		254,350
Time Warner	20,113		647,035
Viacom, Cl. B	4,240		167,946
Whirlpool	1,510		134,133
			4,110,767
Consumer Staples—7.5%
CVS Caremark	14,130		491,300
Dr. Pepper Snapple Group	9,000		316,440
Energizer Holdings	4,680	[a]	341,172
PepsiCo	14,340		936,832
Philip Morris International	5,550		324,842
Walgreen	4,390		171,034
			2,581,620
Energy—16.1%
Anadarko Petroleum	5,380		409,741
Cameron International	7,430	[a]	376,924
EOG Resources	7,400		676,434
Exxon Mobil	6,220		454,806
Hess	3,760		287,790
Occidental Petroleum	17,380		1,704,978
Peabody Energy	4,620		295,588
QEP Resources	9,590		348,213
Schlumberger	11,860		990,310
			5,544,784

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Financial—24.4%
ACE	4,380		272,655
American Express	4,230		181,552
Ameriprise Financial	7,330		421,841
AON	6,480		298,145
Bank of America	62,290		830,949
Capital One Financial	2,470		105,123
CIGNA	4,570		167,536
Citigroup	113,030	[a]	534,632
Franklin Resources	1,470		163,479
Genworth Financial, Cl. A	13,030	[a]	171,214
Goldman Sachs Group	2,660		447,306
JPMorgan Chase & Co.	30,960		1,313,323
Marsh & McLennan	8,900		243,326
MetLife	14,340		637,270
Morgan Stanley	13,050		355,091
PNC Financial Services Group	3,740		227,093
Prudential Financial	6,080		356,957
State Street	3,890		180,263
SunTrust Banks	7,030		207,455
U.S. Bancorp	14,940		402,932
Wells Fargo & Co.	28,830		893,442
			8,411,584
Health Care—9.9%
AmerisourceBergen	5,540		189,025
Amgen	4,340	[a]	238,266
Covidien	6,857		313,090
McKesson	4,960		349,085
Merck & Co.	18,370		662,055
Pfizer	57,230		1,002,097
Thermo Fisher Scientific	4,650	[a]	257,424
UnitedHealth Group	11,500		415,265
			3,426,307
Industrial—11.8%
Caterpillar	2,200		206,052
Cooper Industries	4,750		276,877
Dover	7,870		460,002
Eaton	3,920		397,919

10

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)
General Electric	47,490		868,592
Honeywell International	3,560		189,250
Ingersoll-Rand	6,320		297,609
Pitney Bowes	13,450		325,221
Republic Services	7,170		214,096
Union Pacific	6,080		563,373
United Technologies	3,380		266,074
			4,065,065
Information Technology—7.0%
AOL	6,053	[a]	143,517
BMC Software	6,930	[a]	326,680
eBay	5,550	[a]	154,457
Microsoft	18,050		503,956
Motorola	10,170	[a]	92,242
Oracle	8,450		264,485
QUALCOMM	11,290		558,742
Teradata	4,810	[a]	197,980
Western Digital	4,960	[a]	168,144
			2,410,203
Materials—4.6%
Air Products & Chemicals	1,960		178,262
Celanese, Ser. A	4,290		176,619
Dow Chemical	9,910		338,327
Freeport-McMoRan Copper & Gold	4,370		524,793
International Paper	6,750		183,870
United States Steel	3,040	[b]	177,597
			1,579,468
Telecommunication Services—3.9%
AT&T	11,830		347,565
Vodafone Group, ADR	37,940		1,002,754
			1,350,319
Utilities—2.6%
Entergy	5,560		393,815
NextEra Energy	9,660		502,223
			896,038
Total Common Stocks
(cost $28,753,047)			34,376,155

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $53,000)	53,000 [c]	53,000

Investment of Cash Collateral
for Securities Loaned—.5%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $164,981)	164,981 [c]	164,981

Total Investments (cost $28,971,028)	100.3%	34,594,136
Liabilities, Less Cash and Receivables	(.3%)	(101,723)
Net Assets	100.0%	34,492,413

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s security on loan was
$159,837 and the market value of the collateral held by the fund was $164,981.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.4	Information Technology	7.0
Energy	16.1	Materials	4.6
Consumer Discretionary	11.9	Telecommunication Services	3.9
Industrial	11.8	Utilities	2.6
Health Care	9.9	Money Market Investments	.6
Consumer Staples	7.5		100.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $159,837)—Note 1(b):
Unaffiliated issuers	28,753,047	34,376,155
Affiliated issuers	217,981	217,981
Cash		33,733
Dividends receivable		65,857
Receivable for investment securities sold		27,356
Receivable for shares of Beneficial Interest subscribed		19,550
		34,740,632
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		29,414
Liability for securities on loan—Note 1(b)		164,981
Payable for shares of Beneficial Interest redeemed		692
Accrued expenses		53,132
		248,219
Net Assets ($)		34,492,413
Composition of Net Assets ($):
Paid-in capital		36,824,125
Accumulated undistributed investment income—net		328,465
Accumulated net realized gain (loss) on investments		(8,283,285)
Accumulated net unrealized appreciation
(depreciation) on investments		5,623,108
Net Assets ($)		34,492,413

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	17,660,115	16,832,298
Shares Outstanding	1,352,343	1,282,776
Net Asset Value Per Share ($)	13.06	13.12

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $585 foreign taxes withheld at source):
Unaffiliated issuers	692,506
Affiliated issuers	173
Income from securities lending—Note 1(b)	100
Total Income	692,779
Expenses:
Investment advisory fee—Note 3(a)	249,185
Distribution fees—Note 3(b)	41,662
Auditing fees	37,949
Custodian fees—Note 3(b)	10,135
Legal fees	3,275
Prospectus and shareholders’ reports	2,622
Loan commitment fees—Note 2	1,301
Trustees’ fees and expenses—Note 3(c)	1,002
Shareholder servicing costs—Note 3(b)	707
Registration fees	53
Miscellaneous	14,102
Total Expenses	361,993
Less—reduction in fees due to earnings credits—Note 3(b)	(1)
Net Expenses	361,992
Investment Income—Net	330,787
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,833,354
Net unrealized appreciation (depreciation) on investments	1,907,060
Net Realized and Unrealized Gain (Loss) on Investments	3,740,414
Net Increase in Net Assets Resulting from Operations	4,071,201

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	330,787	479,470
Net realized gain (loss) on investments	1,833,354	(4,083,587)
Net unrealized appreciation
(depreciation) on investments	1,907,060	8,744,725
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,071,201	5,140,608
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(246,146)	(466,931)
Service Shares	(235,251)	(437,686)
Total Dividends	(481,397)	(904,617)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	570,890	1,045,422
Service Shares	279,519	410,474
Dividends reinvested:
Initial Shares	246,146	466,931
Service Shares	235,251	437,686
Cost of shares redeemed:
Initial Shares	(1,799,736)	(3,361,293)
Service Shares	(3,378,764)	(4,222,637)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,846,694)	(5,223,417)
Total Increase (Decrease) in Net Assets	(256,890)	(987,426)
Net Assets ($):
Beginning of Period	34,749,303	35,736,729
End of Period	34,492,413	34,749,303
Undistributed investment income—net	328,465	479,075

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	46,467	111,411
Shares issued for dividends reinvested	20,342	53,918
Shares redeemed	(152,105)	(362,766)
Net Increase (Decrease) in Shares Outstanding	(85,296)	(197,437)
Service Shares
Shares sold	23,721	40,997
Shares issued for dividends reinvested	19,315	50,193
Shares redeemed	(282,911)	(418,620)
Net Increase (Decrease) in Shares Outstanding	(239,875)	(327,430)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.70	10.24	18.37	19.50	16.29
Investment Operations:
Investment income—net[a]	.13	.15	.25	.31	.26
Net realized and unrealized
gain (loss) on investments	1.40	1.61	(6.14)	.25	3.18
Total from Investment Operations	1.53	1.76	(5.89)	.56	3.44
Distributions:
Dividends from investment income—net	(.17)	(.30)	(.35)	(.28)	(.23)
Dividends from net realized
gain on investments	—	—	(1.89)	(1.41)	—
Total Distributions	(.17)	(.30)	(2.24)	(1.69)	(.23)
Net asset value, end of period	13.06	11.70	10.24	18.37	19.50
Total Return (%)	13.21	18.18	(35.91)	3.00	21.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.98	.88	.87	.86
Ratio of net expenses
to average net assets	.96	.96	.88	.86	.85
Ratio of net investment income
to average net assets	1.12	1.54	1.77	1.63	1.47
Portfolio Turnover Rate	57.06	67.53	55.84	69.92	44.76
Net Assets, end of period ($ x 1,000)	17,660	16,822	16,745	32,547	32,517

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.77	10.27	18.39	19.52	16.31
Investment Operations:
Investment income—net[a]	.10	.14	.23	.28	.23
Net realized and unrealized
gain (loss) on investments	1.41	1.62	(6.14)	.26	3.18
Total from Investment Operations	1.51	1.76	(5.91)	.54	3.41
Distributions:
Dividends from investment income—net	(.16)	(.26)	(.32)	(.26)	(.20)
Dividends from net realized
gain on investments	—	—	(1.89)	(1.41)	—
Total Distributions	(.16)	(.26)	(2.21)	(1.67)	(.20)
Net asset value, end of period	13.12	11.77	10.27	18.39	19.52
Total Return (%)	12.93	17.96	(35.93)	2.79	21.16
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.21	1.23	1.13	1.12	1.11
Ratio of net expenses
to average net assets	1.21	1.08	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.87	1.42	1.65	1.50	1.32
Portfolio Turnover Rate	57.06	67.53	55.84	69.92	44.76
Net Assets, end of period ($ x 1,000)	16,832	17,928	18,992	37,851	41,395

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering four series, including the Core Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: funda-

20

mental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	33,373,401	—	—	33,373,401
Equity Securities—
Foreign†	1,002,754	—	—	1,002,754
Mutual Funds	217,981	—	—	217,981
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

22

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of New York Mellon earned $43 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $327,567, accumulated capital losses $7,784,073 and unrealized appreciation $5,124,794.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $1,954,118 of the carryover expires in fiscal 2016 and $5,829,955 expires in fiscal 2017.

24

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009, were as follows: ordinary income $481,397 and $904,617, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $41,662 pursuant to the Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $111 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $19 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $10,135 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $21,696, Rule 12b-1 distribution plan fees $3,550, custodian fees $2,400, chief compliance officer fees $1,728 and transfer agency per account fees $40.

26

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $18,739,668 and $22,831,477, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $29,469,342; accordingly, accumulated net unrealized appreciation on investments was $5,124,794, consisting of $6,332,466 gross unrealized appreciation and $1,207,672 gross unrealized depreciation.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund 29

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through August 31, 2011) of the fund’s Investment Advisory Agreement (the “Management Agreement”) with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund.The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

30

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap value funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap value funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2010. The Board members noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the 4-year and 5-year periods, and was at or below the Performance Group and Performance Universe medians for all other periods. In addition, the Board members noted that the fund’s total return performance was slightly lower than the Performance Group median for the 1-year period. Representatives of the Manager also noted that the fund’s portfolio is comprised of high-quality investments and that during the recent reporting period these investments had underperformed lower-quality investments. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

noted that the actual investment advisory fee and total expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) were higher than the Expense Group and Expense Universe medians. They also noted that the fund’s contractual investment advisory fee was at the Expense Group median. In addition, the Board noted that the total expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was higher than the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the management fees paid by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences in providing services to such Similar Accounts as compared to managing and providing services to the fund. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the fund underlying variable insurance products and included within the fund’s Lipper category. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s investment advisory fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of

32

scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the Manager did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board expressed its concern about the fund’s relative underper- formance, but noted the Manager’s explanation of factors affecting performance and determined to closely monitor performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and investment advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the investment advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

34

The Fund 35

36

The Fund 37

38

The Fund 39

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Investment Portfolios,

MidCap Stock Portfolio

ANNUAL REPORT December 31, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review
and Approval of the Fund’s
Investment Advisory Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see potential value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Patrick Slattery, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of 27.10%, and its Service shares produced a total return of 26.94%.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (the “S&P 400 Index”), produced a total return of 26.64% for the same period.2

Equity prices were driven higher in 2010 by improving corporate earnings and revenues, as well as renewed confidence late in the year that the U.S. economy was emerging from recession. Small- and midcap stocks performed particularly well in this environment. The fund produced higher returns than its benchmark, primarily due to the success of our stock selection process across most of the market sectors represented in the S&P 400 Index.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P 400 Index.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midsize companies.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 Index is a primary goal of the investment process.

Economic Developments Sparked Heightened Volatility

Throughout 2010, the U.S. economy continued to emerge from recession at a slow but steady pace. However, investor sentiment proved volatile in light of unsettling global developments and uncertainty regarding the recovery’s sustainability. After generally positive economic data sent stocks higher from February through late April 2010, the market retreated on news of an intensifying sovereign debt crisis in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Europe. During the summer, stubbornly high levels of U.S. unemployment and troubled housing markets, along with growing inflationary pressures in China, constrained equity prices near their lows for the year. However, continuing U.S. economic improvement in the fall led to a growing consensus that a return to recession was unlikely, and political developments following the midterm elections provided greater clarity regarding U.S. economic and tax policies. As investor confidence rose, stocks climbed sharply during the fourth quarter of 2010.

Quantitative Factors Proved Broadly Positive

A broad range of the quantitative modeling factors that drive the fund’s stock selection process enhanced performance during the reporting period. Behavioral factors, such as price momentum, and quality-related factors, such as earnings quality, contributed strongly to the fund’s relative outperformance. Value-related factors generated more volatile results, particularly during times of market weakness, but generally added to returns for the year as a whole.

Health Care and Industrials Sectors Led Performance

Investments in health care companies produced some of the fund’s better returns compared to the benchmark. OSI Pharmaceuticals was acquired by Astellas Pharma at a significant premium to its then-prevailing stock price. Endo Pharmaceuticals Holdings rose on the strength of favorable quarterly reports and positive market reaction to the company’s agreement to acquire generic drug manufacturer Qualitest Pharmaceuticals. Such gains overshadowed results from health care holdings that failed to keep pace with the sector’s advance, such as biotechnology product maker Techne.

The fund generated relatively robust returns in other areas as well. Strong gains among industrial holdings, such as diversified machinery parts manufacturer Timken, more than made up for the underperfor-mance of others, such as truck maker Oshkosh.The fund also produced strong results in the commercial services sector by holding outperforming IT services providers such as Gartner, and with the exception of services outsourcing provider Computer Sciences, avoided most of the sector’s weaker performers. Top holdings in other areas included fashion accessory designer Fossil and aftermarket automobile parts maker Advance Auto Parts.

4

The fund generally kept pace with the market’s gains in the technology sector. Enterprise software developer Sybase rose sharply on news of a takeover offer, while equipment maker F5 Networks and electrical components manufacturer Vishay Intertechnology both delivered strong financial results. On the other hand, computer wholesaler Tech Data and communications equipment maker CommScope both underperformed early in the reporting period after providing weaker-than-expected guidance.

Utilities proved to be the fund’s weakest sector. Several holdings, such as Constellation Energy Group and DPL, undermined the fund’s relative performance.

Continued Commitment to Our Disciplined Process

We are pleased that, as of the end of the reporting period, prevailing market conditions appeared to favor our disciplined stock selection process. Our consistent commitment to this process across the full range of market cycles remains the cornerstone of our investment approach.

January 18, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
August 31, 2010. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.
Investors cannot invest directly in an index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap
Stock Portfolio Initial shares and Service shares and the Standard & Poor’s MidCap 400 Index

Average Annual Total Returns as of 12/31/10
	1	Year	5 Years	10 Years
Initial shares	27.10%		2.33%	4.57%
Service shares	26.94%		2.24%	4.43%
Standard & Poor’s MidCap 400 Index	26.64%		5.73%	7.16%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
MidCap Stock Portfolio on 12/31/00 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index
(the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect certain expense reimbursements, without which the performance of Service shares would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.94	$5.98
Ending value (after expenses)	$1,281.10	$1,280.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.38	$5.30
Ending value (after expenses)	$1,020.87	$1,019.96

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial Shares and 1.04% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2010

Common Stocks—99.6%	Shares		Value ($)
Consumer Discretionary—13.9%
Aeropostale	21,162	[a]	521,432
American Greetings, Cl. A	42,000	[b]	930,720
AnnTaylor Stores	24,900	[a,b]	682,011
Autoliv	20,900		1,649,846
Brinker International	64,350		1,343,628
Cheesecake Factory	53,400	[a,b]	1,637,244
Fossil	33,300	[a]	2,346,984
ITT Educational Services	7,100	[a,b]	452,199
J Crew Group	35,800	[a]	1,544,412
PetSmart	41,600		1,656,512
Ross Stores	11,400		721,050
Scholastic	39,100		1,155,014
Signet Jewelers	30,500	[a]	1,323,700
Sotheby’s	37,900		1,705,500
Timberland, Cl. A	26,700	[a]	656,553
TRW Automotive Holdings	11,900	[a]	627,130
Warnaco Group	31,450	[a]	1,731,951
Williams-Sonoma	44,000		1,570,360
Wyndham Worldwide	28,100		841,876
			23,098,122
Consumer Staples—4.3%
ConAgra Foods	21,600		487,728
Corn Products International	23,000		1,058,000
Dr. Pepper Snapple Group	43,700		1,536,492
Energizer Holdings	27,700	[a]	2,019,330
Flowers Foods	21,600	[b]	581,256
Hormel Foods	16,650		853,479
Tyson Foods, Cl. A	34,800		599,256
			7,135,541
Energy—6.4%
Arch Coal	20,200		708,212
Cimarex Energy	39,500		3,496,935
EXCO Resources	35,000		679,700
Forest Oil	17,800	[a]	675,866
Oceaneering International	16,100	[a]	1,185,443

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Oil States International	15,600	[a,b]	999,804
Pioneer Natural Resources	3,600		312,552
SEACOR Holdings	4,200		424,578
Southern Union	60,100		1,446,607
Whiting Petroleum	6,200	[a]	726,578
			10,656,275
Financial—18.5%
American Financial Group	59,575		1,923,677
Apartment Investment & Management, Cl. A	59,700	[b,c]	1,542,648
CB Richard Ellis Group, Cl. A	48,100	[a]	985,088
Comerica	16,300	[b]	688,512
Digital Realty Trust	5,100	[b,c]	262,854
Eaton Vance	42,600	[b]	1,287,798
Equity One	21,600	[b,c]	392,688
Fifth Third Bancorp	77,900		1,143,572
First Citizens Bancshares/NC, Cl. A	5,300		1,001,965
HCC Insurance Holdings	45,450		1,315,323
Highwoods Properties	15,500	[b,c]	493,675
Hospitality Properties Trust	80,000	[c]	1,843,200
International Bancshares	81,800		1,638,454
Jones Lang LaSalle	18,400		1,544,128
Liberty Property Trust	18,200	[b,c]	580,944
Macerich	32,847	[c]	1,555,962
Nasdaq OMX Group	9,000	[a,b]	213,390
NewAlliance Bancshares	23,300		349,034
Potlatch	30,100	[c]	979,755
Rayonier	29,700	[c]	1,559,844
Reinsurance Group of America	26,300		1,412,573
SEI Investments	77,600		1,846,104
SL Green Realty	18,000	[c]	1,215,180
StanCorp Financial Group	41,300		1,864,282
SVB Financial Group	24,500	[a]	1,299,725

10

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
Weingarten Realty Investors	44,200	[b,c]	1,050,192
Westamerica Bancorporation	14,600		809,862
			30,800,429
Health Care—10.6%
Cephalon	27,700	[a]	1,709,644
Cooper	23,700		1,335,258
Endo Pharmaceuticals Holdings	12,800	[a]	457,088
Health Net	45,600	[a]	1,244,424
Henry Schein	3,400	[a]	208,726
Hologic	89,200	[a]	1,678,744
Humana	25,700	[a]	1,406,818
IDEXX Laboratories	9,800	[a,b]	678,356
Kinetic Concepts	28,900	[a,b]	1,210,332
LifePoint Hospitals	15,000	[a]	551,250
Medicis Pharmaceutical, Cl. A	58,700		1,572,573
Mettler-Toledo International	2,700	[a]	408,267
STERIS	43,500		1,586,010
Techne	33,300		2,186,811
United Therapeutics	4,000	[a]	252,880
Waters	16,200	[a]	1,258,902
			17,746,083
Industrial—14.6%
Alaska Air Group	43,600	[a]	2,471,684
Copart	44,100	[a,b]	1,647,135
Corrections Corp. of America	21,300	[a]	533,778
Donaldson	11,800		687,704
Graco	46,700		1,842,315
Joy Global	23,800		2,064,650
Kansas City Southern	42,700	[a]	2,043,622
KBR	24,800		755,656
Kennametal	29,700		1,171,962
Oshkosh	62,400	[a]	2,198,976

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)
Owens Corning	21,300	[a]	663,495
Regal-Beloit	17,800		1,188,328
Ryder System	14,300		752,752
Textron	52,700	[b]	1,245,828
Timken	72,900		3,479,517
Toro	16,300		1,004,732
URS	15,900	[a]	661,599
			24,413,733
Information Technology—17.3%
Advent Software	22,400	[a]	1,297,408
Amdocs	27,600	[a]	758,172
Broadridge Financial Solutions	44,300		971,499
Computer Sciences	27,400		1,359,040
Convergys	55,400	[a]	729,618
Cypress Semiconductor	63,800	[a]	1,185,404
DST Systems	13,800		612,030
F5 Networks	9,000	[a]	1,171,440
FactSet Research Systems	31,000	[b]	2,906,560
Fairchild Semiconductor International	177,000	[a]	2,762,970
Harris	7,000		317,100
IAC/InterActiveCorp	16,100	[a,b]	462,070
Lam Research	9,100	[a]	471,198
Lender Processing Services	25,100		740,952
Parametric Technology	16,100	[a]	362,733
Plantronics	65,000		2,419,300
SanDisk	34,300	[a]	1,710,198
SRA International, Cl. A	71,600	[a]	1,464,220
Synopsys	74,000	[a]	1,991,340
Tech Data	39,500	[a]	1,738,790
Vishay Intertechnology	163,000	[a]	2,392,840
WebMD Health, Cl. A	21,700	[a]	1,108,002
			28,932,884

12

Common Stocks (continued)	Shares		Value ($)
Materials—5.5%
Ball	5,000		340,250
Cabot	15,900		598,635
Domtar	11,200		850,304
Lubrizol	30,100		3,217,088
MeadWestvaco	14,100		368,856
Minerals Technologies	41,300		2,701,433
NewMarket	2,400	[b]	296,088
Reliance Steel & Aluminum	14,100		720,510
			9,093,164
Telecommunication
Services—1.6%
Telephone & Data Systems	72,900		2,664,495
Utilities—6.9%
CMS Energy	25,700		478,020
Constellation Energy Group	29,400		900,522
DPL	98,600		2,535,006
DTE Energy	23,400		1,060,488
Energen	39,100		1,886,966
Great Plains Energy	66,600		1,291,374
NV Energy	37,300		524,065
Questar	97,400		1,695,734
Westar Energy	27,300		686,868
WGL Holdings	11,200		400,624
			11,459,667
Total Common Stocks
(cost $141,006,064)			166,000,393

Other Investment—.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $912,000)	912,000	[d]	912,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $2,072,631)	2,072,631 [d]	2,072,631

Total Investments (cost $143,990,695)	101.3%	168,985,024
Liabilities, Less Cash and Receivables	(1.3%)	(2,244,161)
Net Assets	100.0%	166,740,863

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$2,004,062 and the market value of the collateral held by the fund was $2,072,631.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	18.5	Energy	6.4
Information Technology	17.3	Materials	5.5
Industrial	14.6	Consumer Staples	4.3
Consumer Discretionary	13.9	Money Market Investments	1.7
Health Care	10.6	Telecommunication Services	1.6
Utilities	6.9		101.3

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,004,062)—Note 1(b):
Unaffiliated issuers	141,006,064	166,000,393
Affiliated issuers	2,984,631	2,984,631
Cash		58,191
Dividends receivable		102,683
Receivable for shares of Beneficial Interest subscribed		13,674
		169,159,572
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		116,152
Liability for securities on loan—Note 1(b)		2,072,631
Payable for shares of Beneficial Interest redeemed		170,408
Accrued expenses		59,518
		2,418,709
Net Assets ($)		166,740,863
Composition of Net Assets ($):
Paid-in capital		199,422,798
Accumulated undistributed investment income—net		791,970
Accumulated net realized gain (loss) on investments		(58,468,234)
Accumulated net unrealized appreciation
(depreciation) on investments		24,994,329
Net Assets ($)		166,740,863

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	147,155,315	19,585,548
Shares Outstanding	11,173,229	1,488,073
Net Asset Value Per Share ($)	13.17	13.16

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,084,390
Affiliated issuers	1,753
Income from securities lending—Note 1(b)	15,136
Total Income	2,101,279
Expenses:
Investment advisory fee—Note 3(a)	1,145,414
Professional fees	52,323
Distribution fees—Note 3(b)	43,370
Prospectus and shareholders’ reports	42,188
Custodian fees—Note 3(b)	17,284
Shareholder servicing costs—Note 3(b)	6,079
Loan commitment fees—Note 2	5,029
Trustees’ fees and expenses—Note 3(c)	3,444
Interest expense—Note 2	241
Miscellaneous	12,898
Total Expenses	1,328,270
Less—waiver of fees due to undertaking—Note 3(a)	(20,350)
Less—reduction in fees due to earnings credits—Note 3(b)	(7)
Net Expenses	1,307,913
Investment Income—Net	793,366
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,733,437
Net unrealized appreciation (depreciation) on investments	18,149,709
Net Realized and Unrealized Gain (Loss) on Investments	35,883,146
Net Increase in Net Assets Resulting from Operations	36,676,512

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	793,366	1,512,565
Net realized gain (loss) on investments	17,733,437	(28,024,642)
Net unrealized appreciation
(depreciation) on investments	18,149,709	67,186,562
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,676,512	40,674,485
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,351,353)	(1,799,027)
Service Shares	(158,748)	(141,551)
Total Dividends	(1,510,101)	(1,940,578)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	11,148,281	7,850,230
Service Shares	3,623,506	883,388
Dividends reinvested:
Initial Shares	1,351,353	1,799,027
Service Shares	158,748	141,551
Cost of shares redeemed:
Initial Shares	(28,547,371)	(37,882,349)
Service Shares	(4,212,318)	(3,056,034)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(16,477,801)	(30,264,187)
Total Increase (Decrease) in Net Assets	18,688,610	8,469,720
Net Assets ($):
Beginning of Period	148,052,253	139,582,533
End of Period	166,740,863	148,052,253
Undistributed investment income—net	791,970	1,508,705

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	968,273	925,743
Shares issued for dividends reinvested	115,896	248,142
Shares redeemed	(2,528,129)	(4,564,894)
Net Increase (Decrease) in Shares Outstanding	(1,443,960)	(3,391,009)
Service Shares
Shares sold	305,583	105,477
Shares issued for dividends reinvested	13,603	19,524
Shares redeemed	(369,298)	(362,450)
Net Increase (Decrease) in Shares Outstanding	(50,112)	(237,449)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.46	7.85	15.52	17.39	19.15
Investment Operations:
Investment income—net[a]	.06	.11	.09	.12	.08
Net realized and unrealized
gain (loss) on investments	2.76	2.62	(5.63)	.19	1.39
Total from Investment Operations	2.82	2.73	(5.54)	.31	1.47
Distributions:
Dividends from investment income—net	(.11)	(.12)	(.12)	(.07)	(.07)
Dividends from net realized
gain on investments	—	—	(2.01)	(2.11)	(3.16)
Total Distributions	(.11)	(.12)	(2.13)	(2.18)	(3.23)
Net asset value, end of period	13.17	10.46	7.85	15.52	17.39
Total Return (%)	27.10	35.51	(40.42)	1.50	7.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.84	.82	.80	.80
Ratio of net expenses
to average net assets	.84	.84	.81	.80	.80
Ratio of net investment income
to average net assets	.54	1.22	.76	.73	.48
Portfolio Turnover Rate	79.28	75.42	86.74	116.83	149.02
Net Assets, end of period ($ x 1,000)	147,155	131,962	125,701	277,602	338,081

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.46	7.82	15.45	17.31	19.06
Investment Operations:
Investment income—net[a]	.05	.10	.08	.09	.06
Net realized and unrealized
gain (loss) on investments	2.76	2.63	(5.60)	.21	1.39
Total from Investment Operations	2.81	2.73	(5.52)	.30	1.45
Distributions:
Dividends from investment income—net	(.11)	(.09)	(.10)	(.05)	(.04)
Dividends from net realized
gain on investments	—	—	(2.01)	(2.11)	(3.16)
Total Distributions	(.11)	(.09)	(2.11)	(2.16)	(3.20)
Net asset value, end of period	13.16	10.46	7.82	15.45	17.31
Total Return (%)	26.94	35.33	(40.44)	1.39	7.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.09	1.06	1.05	1.05
Ratio of net expenses
to average net assets	.97	.90	.90	.90	.91
Ratio of net investment income
to average net assets	.40	1.16	.62	.58	.37
Portfolio Turnover Rate	79.28	75.42	86.74	116.83	149.02
Net Assets, end of period ($ x 1,000)	19,586	16,090	13,881	39,009	85,277

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering four series, including the MidCap Stock Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and

22

other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	163,026,847	—	—	163,026,847
Equity Securities—
Foreign†	2,973,546	—	—	2,973,546
Mutual Funds	2,984,631	—	—	2,984,631
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

24

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $6,487 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $791,814, accumulated capital losses $58,430,851 and unrealized appreciation $24,956,945.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $12,514,855 of the carryover expires in fiscal 2016 and $45,915,996 expires in fiscal 2017.

26

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $1,510,101 and $1,940,578, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $15,900, with a related weighted average annualized interest rate of 1.52%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager had agreed, from March 1, 2010 to August 31, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed .90% of the value of the average daily net assets of such class. During the period ended December 31, 2010, the Manager waived $20,350 for Service shares, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for dis-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

tributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $43,370 pursuant to the Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $837 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $118 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $7.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $17,284 pursuant to the custody agreement.

28

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $106,291, Rule 12b-1 distribution plan fees $4,139, custodian fees $3,840, chief compliance officer fees $1,728 and transfer agency per account fees $154.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $119,009,605 and $135,460,861, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $144,028,079; accordingly, accumulated net unrealized appreciation on investments was $24,956,945, consisting of $29,606,178 gross unrealized appreciation and $4,649,233 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through August 31, 2011) of the fund’s Investment Advisory Agreement (the “Management Agreement”) with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund.The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board

32

also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of mid-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds consisting of all mid-cap core funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2010. The Board members noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the 1-year period of the Performance Group where the fund’s performance was at the median. Representatives of the Manager reminded the Board of the changes made to portfolio management’s investment process for the fund and noted the fund’s performance had improved more recently.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the actual and contractual investment advisory fees and total expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) were lower than the Expense Group medians.They noted

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

that the fund’s actual investment advisory fee was higher than the Expense Universe median, but that the fund’s total expense ratio was lower than the Expense Universe median. In addition, the Board noted that the total expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was higher than the Expense Group median and lower than the Expense Universe median.The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager reviewed with the Board members the investment advisory fees paid by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences in providing services to such Similar Accounts as compared to managing and providing services to the fund. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the fund underlying variable insurance products and included within the fund’s Lipper category.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s investment advisory fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of

34

scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the Manager did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was concerned with the fund’s performance, but noted changes made to portfolio management’s investment process for the fund and the fund’s improved short-term performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and investment advisory fee information (including the fee waiver and expense reimbursement arrangement), costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the investment advisory fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

36

The Fund 37

38

The Fund 39

40

The Fund 41

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Investment Portfolios,

Small Cap Stock Index

Portfolio

ANNUAL REPORT December 31, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
28	Statement of Financial Futures
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
32	Financial Highlights
33	Notes to Financial Statements
43	Report of Independent Registered
Public Accounting Firm
44	Important Tax Information
45	Information About the Review
and Approval of the Fund’s
Investment Advisory Agreement
50	Board Members Information
52	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see potential value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Thomas J. Durante, Karen Q.Wong and Richard A. Brown, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 25.83%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “S&P 600 Index”) produced a 26.31% return for the same period.2,3

Despite heightened market volatility over the first half of the year, stocks generally ended 2010 with substantial gains as investors gained confidence in the economic recovery. Small-cap stocks generally produced higher returns than their large-cap counterparts. The difference in returns between the fund and its benchmark was primarily due to the fund’s sampling strategy, transaction costs and fund operating expenses.

The Fund’s Investment Approach

The fund seeks to match the performance of the S&P 600 Index by investing in a representative sample of the stocks included in the S&P 600 Index, and in futures whose performance is tied to the S&P 600 Index. The fund’s investments are selected by a “sampling” process based on market capitalization, industry representation and other means.The fund expects to invest in approximately 500 or more of the stocks in the S&P 600 Index.

A Late Market Rally Erased Earlier Losses

The year 2010 began in the midst of an economic recovery as improved manufacturing activity and rising corporate earnings helped boost confidence among businesses, consumers and investors. The stock market generally rallied, and investors continued to favor lower-quality stocks, including those of small-cap companies that had been severely punished in the previous downturn.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In the spring, however, investor sentiment deteriorated when several new global developments weighed heavily on the equity markets. Greece and, later, Ireland found themselves unable to refinance heavy debt loads, part of a sovereign debt crisis that led to the adoption of austerity budgets among governments throughout the European Union.A catastrophic oil spill in the Gulf of Mexico threatened economic activity along the U.S. Gulf Coast and the prospects of deep-sea oil drillers. Meanwhile, stubbornly high U.S. unemployment and troubled housing markets continued to undermine an already sluggish domestic economic rebound.

It became clearer over the summer that investors’ economic concerns may have been overblown. Corporate earnings generally exceeded analysts’ expectations, commodity prices climbed amid robust demand from the emerging markets, mergers-and-acquisitions activity increased, and the U.S. and global economies remained on upward trajectories.

Throughout the reporting period, the Federal Reserve Board (the “Fed”) made it clear that it would continue to employ all available tools to stimulate the economy, including maintaining the overnight federal funds rate in a historically low range between 0.00% and 0.25%. In August, the Fed announced plans for a second round of quantitative easing involving the purchase of $600 billion of U.S.Treasuries.The Fed’s announcement sparked a market rally that persisted through year-end. The resolution of uncertainty regarding U.S. economic and tax policies following the midterm elections also helped drive stock prices higher.

S&P 600 Index Posted Gains in All Market Sectors

All of the market sectors represented in the S&P 600 Index posted positive absolute returns for the reporting period, testament to the breadth of the market rally. Consumer discretionary stocks produced especially attractive relative returns in the recovering economy, as low-end retailers, farming equipment suppliers, office supply stores and casual dining restaurants led the market rally.

In the information technology sector, several semiconductor companies benefited from the proliferation of devices used in wireless communications. In addition, a number of software developers and hardware providers fared well as more businesses moved toward “cloud computing,” in which companies maintain and gain access to data and applications over the Internet. Electronic equipment makers benefited from an expansion in corporations’ technology budgets as companies made purchases that were postponed during the downturn. Among industrial companies, machinery manufacturers serving the aerospace industry performed especially well. Finally, some of the S&P 600 Index’s top performers in 2010 included real estate investment trusts, which benefited from easier access to the capital markets as confidence returned to the commercial real estate market.

Although disappointments in 2010 proved to be relatively mild, capital markets participants in the financials sector suffered from lower trading volumes, reduced mergers-and-acquisitions activity and a number of company-specific problems.

Index Investing Offers Diversification Benefits

As an index fund, our strategy is to attempt to replicate the returns of the S&P 600 Index by investing in a representative sample of the stocks listed in the S&P 600 Index. The fund’s investments are not affected by any individual preference for one market or security over another. Instead, the fund employs a passive management approach in which all investment decisions are based on the composition of the S&P 600 Index.

January 18, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
3 “Standard & Poor’s®,” “S&P®,” “S&P SmallCap 600” and “Standard & Poor’s SmallCap
600” are trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Small
Cap Stock Index Portfolio and the Standard & Poor’s SmallCap 600 Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index
Portfolio on 5/1/02 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index
(the “Index”) on that date.The fund is subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the Index not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/10
	Inception			From
	Date	1 Year	5 Years	Inception
Portfolio	5/1/02	25.83%	4.32%	6.37%
Standard & Poor’s
SmallCap 600 Index†	4/30/02	26.31%	4.64%	6.92%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† For comparative purposes, the value of the Index as of 4/30/02 is used as the beginning value on 5/1/02.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

Expenses paid per $1,000†	$3.43
Ending value (after expenses)	$1,270.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2010

Common Stocks—98.0%	Shares		Value ($)
Consumer Discretionary—14.7%
American Public Education	6,322	[a,b]	235,431
Arbitron	9,101		377,874
Audiovox, Cl. A	3,595	[b]	31,025
Big 5 Sporting Goods	8,240		125,825
Biglari Holdings	535	[b]	219,462
BJ’s Restaurants	7,399	[a,b]	262,147
Blue Nile	4,241	[a,b]	241,991
Blyth	1,893		65,271
Brown Shoe	16,123		224,593
Brunswick	33,347		624,923
Buckle	8,905		336,342
Buffalo Wild Wings	6,716	[b]	294,497
Cabela’s	12,016	[a,b]	261,348
California Pizza Kitchen	8,144	[b]	140,728
Callaway Golf	16,664	[a]	134,478
Capella Education	5,767	[a,b]	383,967
Carter’s	19,540	[b]	576,625
Cato, Cl. A	11,501		315,242
CEC Entertainment	8,514	[b]	330,599
Children’s Place Retail Stores	9,833	[b]	488,110
Christopher & Banks	15,494		95,288
Coinstar	12,364	[a,b]	697,824
Corinthian Colleges	24,284	[b]	126,520
Cracker Barrel Old Country Store	9,272		507,827
CROCS	31,918	[b]	546,436
DineEquity	5,171	[a,b]	255,344
Dolan	12,885	[b]	179,359
Drew Industries	5,478		124,460
E.W. Scripps, Cl. A	13,287	[b]	134,863
Ethan Allen Interiors	9,433		188,754
Finish Line, Cl. A	21,184		364,153
Fred’s, Cl. A	15,032		206,840
Genesco	8,480	[b]	317,915
Group 1 Automotive	7,277	[a]	303,888
Haverty Furniture	8,506		110,408

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Discretionary (continued)
Helen of Troy	12,285	[b]	365,356
Hibbett Sports	10,730	[a,b]	395,937
Hillenbrand	19,974	[b]	415,659
Hot Topic	17,906	[a]	112,271
HSN	13,273	[b]	406,685
Iconix Brand Group	27,665	[b]	534,211
Interval Leisure Group	12,042	[b]	194,358
Jack in the Box	17,207	[b]	363,584
JAKKS Pacific	12,482	[b]	227,422
Jo-Ann Stores	10,831	[b]	652,243
JOS. A. Bank Clothiers	10,313	[b]	415,820
K-Swiss, Cl. A	5,256	[b]	65,542
Kid Brands	10,492	[b]	89,707
Kirkland’s	7,408	[b]	103,934
La-Z-Boy	17,927	[b]	161,702
Lithia Motors, Cl. A	6,550		93,600
Live Nation	49,485	[b]	565,119
Liz Claiborne	41,552	[a,b]	297,512
Lumber Liquidators Holdings	6,209	[a,b]	154,666
M/I Homes	8,486	[b]	130,515
Maidenform Brands	7,724	[b]	183,599
Marcus	7,376		97,880
MarineMax	12,792	[b]	119,605
Men’s Wearhouse	19,134	[a]	477,967
Meritage Homes	11,915	[b]	264,513
Midas	4,531	[b]	36,746
Monarch Casino & Resort	3,724	[b]	46,550
Monro Muffler Brake	10,889		376,633
Movado Group	6,592	[b]	106,395
National Presto Industries	1,723	[a]	224,007
NutriSystem	9,599		201,867
OfficeMax	30,932	[b]	547,496
Oxford Industries	6,463		165,517
P.F. Chang’s China Bistro	9,164	[a]	444,087
Papa John’s International	9,373	[b]	259,632
PEP Boys-Manny Moe & Jack	22,618		303,760

Common Stocks (continued)	Shares		Value ($)
Consumer Discretionary (continued)
Perry Ellis International	3,723	[b]	102,271
PetMed Express	6,425	[a]	114,429
Pinnacle Entertainment	23,012	[b]	322,628
Pool	17,670		398,282
Pre-Paid Legal Services	3,973	[a,b]	239,373
Quiksilver	53,383	[b]	270,652
RC2	7,651	[b]	166,562
Red Robin Gourmet Burgers	3,956	[b]	84,935
Ruby Tuesday	25,968	[b]	339,142
Ruth’s Hospitality Group	13,482	[b]	62,422
Shuffle Master	21,644	[b]	247,824
Skechers USA, Cl. A	11,642	[b]	232,840
Sonic	19,163	[b]	193,930
Sonic Automotive, Cl. A	12,881	[a]	170,544
Spartan Motors	20,458		124,589
Stage Stores	13,525		234,524
Stamps.com	7,024		93,068
Standard Motor Products	6,063		83,063
Standard-Pacific	36,275	[a,b]	166,865
Stein Mart	7,159		66,221
Steven Madden	7,645	[b]	318,949
Sturm Ruger & Co.	8,111	[a]	124,017
Superior Industries International	10,677		226,566
Texas Roadhouse	23,071	[a,b]	396,129
True Religion Apparel	9,475	[a,b]	210,913
Tuesday Morning	13,030	[b]	68,798
UniFirst	5,710		314,335
Universal Electronics	5,896	[b]	167,270
Universal Technical Institute	8,826		194,349
Volcom	4,216	[a]	79,556
Winnebago Industries	10,835	[a,b]	164,692
Wolverine World Wide	16,031		511,068
Zale	10,872	[b]	46,315
Zumiez	8,123	[a,b]	218,265
			26,187,840

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Staples—3.5%
Alliance One International	27,656	[b]	117,261
Andersons	6,403		232,749
Boston Beer, Cl. A	3,746	[b]	356,207
Cal-Maine Foods	6,377	[a]	201,386
Calavo Growers	6,263	[a]	144,362
Casey’s General Stores	14,815		629,786
Central Garden & Pet, Cl. A	23,471	[b]	231,893
Darling International	32,098	[b]	426,261
Diamond Foods	6,988	[a]	371,622
Hain Celestial Group	14,693	[a,b]	397,593
J & J Snack Foods	5,719		275,885
Medifast	5,389	[b]	155,634
Nash Finch	5,459		232,062
Peet’s Coffee & Tea	3,483	[a,b]	145,380
Sanderson Farms	6,972		272,954
Seneca Foods, Cl. A	1,370	[b]	36,963
Snyders-Lance	14,954		350,522
Spartan Stores	10,665		180,772
TreeHouse Foods	12,750	[a,b]	651,397
United Natural Foods	16,025	[b]	587,797
WD-40	6,860		276,321
			6,274,807
Energy—5.2%
Basic Energy Services	9,766	[b]	160,944
Bristow Group	11,974	[b]	566,969
CARBO Ceramics	6,290		651,267
Contango Oil & Gas	4,496	[b]	260,453
Gulf Island Fabrication	5,198		146,480
Gulfport Energy	9,718	[b]	210,395
Holly	15,997		652,198
Hornbeck Offshore Services	6,008	[a,b]	125,447
ION Geophysical	57,487	[b]	487,490
Lufkin Industries	10,007		624,337
Matrix Service	12,314	[b]	149,985
Oil States International	18,183	[b]	1,165,348
Penn Virginia	17,511		294,535

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Petroleum Development	8,531	[b]	360,094
PetroQuest Energy	22,339	[a,b]	168,213
Pioneer Drilling	22,918	[b]	201,908
SEACOR Holdings	8,181		827,017
Seahawk Drilling	5,547	[a,b]	49,646
Stone Energy	19,754	[b]	440,317
Swift Energy	14,524	[a,b]	568,615
Tetra Technologies	29,997	[b]	356,064
World Fuel Services	23,384	[a]	845,565
			9,313,287
Financial—18.4%
Acadia Realty Trust	11,451	[c]	208,866
Amerisafe	3,858	[b]	67,515
Bank Mutual	6,459		30,874
Bank of the Ozarks	4,396	[a]	190,567
BioMed Realty Trust	46,314	[c]	863,756
Boston Private Financial Holdings	32,694		214,146
Brookline Bancorp	24,958		270,794
Cash America International	11,908		439,762
Cedar Shopping Centers	14,029	[c]	88,242
City Holding	6,059	[a]	219,518
Colonial Properties Trust	30,097	[c]	543,251
Columbia Banking System	16,667		351,007
Community Bank System	12,738	[a]	353,734
Delphi Financial Group, Cl. A	19,001		547,989
DiamondRock Hospitality	51,237	[b,c]	614,844
Dime Community Bancshares	6,381		93,099
EastGroup Properties	8,644	[c]	365,814
eHealth	7,144	[a,b]	101,373
Employers Holdings	12,886		225,247
Entertainment Properties Trust	17,769	[c]	821,816
Extra Space Storage	33,206	[a,c]	577,784
EZCORP, Cl. A	17,467	[b]	473,880
First BanCorp/Puerto Rico	134,331	[a,b]	61,792
First Cash Financial Services	11,537	[b]	357,532
First Commonwealth Financial	32,584		230,695

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
First Financial Bancorp	20,379		376,604
First Financial Bankshares	7,973	[a]	408,058
First Midwest Bancorp	25,644		295,419
Forestar Group	10,255	[b]	197,921
Franklin Street Properties	20,970	[c]	298,822
Glacier Bancorp	22,469	[a]	339,507
Hancock Holding	10,475		365,159
Hanmi Financial	80,411	[a,b]	92,473
Healthcare Realty Trust	20,675	[c]	437,690
Home Bancshares	9,788		215,630
Home Properties	12,640	[c]	701,394
Horace Mann Educators	14,849		267,876
Independent Bank/MA	6,451		174,500
Infinity Property & Casualty	4,482		276,988
Inland Real Estate	29,181	[c]	256,793
Interactive Brokers Group, Cl. A	18,125		322,987
Investment Technology Group	15,903	[b]	260,332
Kilroy Realty	18,832	[c]	686,803
Kite Realty Group Trust	16,318	[c]	88,280
LaBranche & Co.	12,777	[b]	45,997
LaSalle Hotel Properties	25,639	[c]	676,870
Lexington Realty Trust	48,548	[a,c]	385,957
LTC Properties	11,236	[c]	315,507
Medical Properties Trust	43,238	[a,c]	468,268
Mid-America Apartment Communities	11,517	[c]	731,214
Nara Bancorp	19,399	[b]	190,498
National Financial Partners	16,451	[b]	220,443
National Penn Bancshares	44,283		355,592
National Retail Properties	31,865	[a,c]	844,423
Navigators Group	4,001	[b]	201,450
NBT Bankcorp	11,734		283,376
Old National Bancorp	32,015		380,658
optionsXpress Holdings	17,238	[a]	270,119
Parkway Properties	9,261	[c]	162,253
Pennsylvania Real Estate Investment Trust	22,586	[a,c]	328,175
Pinnacle Financial Partners	10,602	[a,b]	143,975

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
Piper Jaffray	4,802	[b]	168,118
Portfolio Recovery Associates	6,747	[a,b]	507,374
Post Properties	18,190	[c]	660,297
Presidential Life	9,573		95,060
PrivateBancorp	21,998		316,331
ProAssurance	10,805	[b]	654,783
Provident Financial Services	16,253		245,908
PS Business Parks	7,689	[c]	428,431
RLI	5,053	[a]	265,636
S&T Bancorp	8,629	[a]	194,929
Safety Insurance Group	4,268		203,029
Saul Centers	2,986	[c]	141,387
Selective Insurance Group	21,146		383,800
Signature Bank	15,218	[b]	760,900
Simmons First National, Cl. A	7,010		199,785
Sovran Self Storage	10,170	[c]	374,358
Sterling Bancorp	13,888		145,407
Sterling Bancshares	30,378		213,254
Stewart Information Services	8,731		100,668
Stifel Financial	12,045	[b]	747,272
Susquehanna Bancshares	45,059		436,171
SWS Group	8,748		44,177
Tanger Factory Outlet Centers	13,902	[a,c]	711,643
Texas Capital Bancshares	12,941	[b]	275,255
Tompkins Financial	1,654	[a]	64,771
Tower Group	15,906		406,875
TradeStation Group	6,731	[b]	45,434
Trustco Bank	36,212	[a]	229,584
UMB Financial	10,995		455,413
Umpqua Holdings	45,671		556,273
United Bankshares	11,819	[a]	345,115
United Community Banks	36,930	[b]	72,013
United Fire & Casualty	9,913		221,258
Universal Health Realty Income Trust	4,385	[c]	160,184
Urstadt Biddle Properties, Cl. A	9,951	[c]	193,547
Whitney Holding	33,438		473,148

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
Wilmington Trust	28,945		125,621
Wilshire Bancorp	7,942		60,518
Wintrust Financial	11,687	[a]	386,022
World Acceptance	5,910	[a,b]	312,048
			32,763,705
Health Care—12.5%
Abaxis	6,855	[b]	184,057
Affymetrix	27,477	[b]	138,209
Air Methods	3,728	[a,b]	209,775
Align Technology	27,158	[b]	530,667
Almost Family	3,688	[b]	141,693
Amedisys	10,112	[b]	338,752
American Medical Systems Holdings	27,178	[b]	512,577
AMERIGROUP	19,178	[b]	842,298
AMN Healthcare Services	7,689	[b]	47,210
AmSurg	13,019	[b]	272,748
Analogic	5,436		269,136
ArQule	14,904	[b]	87,486
Bio-Reference Laboratories	6,190	[b]	137,294
Cambrex	5,986	[b]	30,948
Cantel Medical	5,929		138,739
Catalyst Health Solutions	13,130	[b]	610,414
Centene	15,562	[b]	394,341
Chemed	8,105		514,749
Computer Programs & Systems	3,600		168,624
CONMED	8,229	[b]	217,492
Cooper	17,584		990,683
CorVel	2,774	[b]	134,123
Cross Country Healthcare	6,587	[b]	55,792
CryoLife	13,366	[b]	72,444
Cubist Pharmaceuticals	23,537	[b]	503,692
Cyberonics	9,255	[b]	287,090
Dionex	6,019	[b]	710,302
Emergent BioSolutions	6,675	[b]	156,595
Ensign Group	3,794		94,357
Enzo Biochem	11,260	[b]	59,453

Common Stocks (continued)	Shares		Value ($)
Health Care (continued)
eResearch Technology	17,748	[b]	130,448
Genoptix	5,068	[b]	96,393
Gentiva Health Services	9,776	[b]	260,042
Greatbatch	10,252	[b]	247,586
Haemonetics	9,205	[b]	581,572
Hanger Orthopedic Group	10,225	[b]	216,668
HealthSpring	22,306	[b]	591,778
Healthways	12,853	[b]	143,439
Hi-Tech Pharmacal	5,185	[a,b]	129,366
HMS Holdings	9,165	[b]	593,617
ICU Medical	3,131	[a,b]	114,281
Integra LifeSciences Holdings	7,514	[b]	355,412
Invacare	13,094	[a]	394,915
IPC The Hospitalist	4,831	[b]	188,457
Kendle International	2,703	[b]	29,436
Kensey Nash	4,676	[b]	130,133
Landauer	2,575		154,423
LCA-Vision	5,800	[b]	33,350
LHC Group	6,386	[b]	191,580
Magellan Health Services	13,227	[b]	625,373
Martek Biosciences	14,332	[a,b]	448,592
MedCath	7,847	[b]	109,466
Meridian Bioscience	12,340		285,794
Merit Medical Systems	7,333	[b]	116,081
Molina Healthcare	7,264	[b]	202,302
MWI Veterinary Supply	3,840	[b]	242,496
Natus Medical	11,576	[b]	164,148
Neogen	8,005	[a,b]	328,445
Omnicell	14,722	[b]	212,733
Palomar Medical Technologies	5,694	[b]	80,912
Par Pharmaceutical Cos.	13,512	[b]	520,347
PAREXEL International	22,400	[b]	475,552
PharMerica	10,985	[b]	125,778
PSS World Medical	19,596	[b]	442,870
Quality Systems	6,614	[a]	461,789
Regeneron Pharmaceuticals	25,340	[b]	831,912

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care (continued)
RehabCare Group	8,320	[b]	197,184
Salix Pharmaceuticals	22,058	[b]	1,035,844
Savient Pharmaceuticals	23,248	[a,b]	258,983
SurModics	4,151	[b]	49,272
Symmetry Medical	12,617	[b]	116,707
ViroPharma	28,571	[b]	494,850
West Pharmaceutical Services	13,073	[a]	538,608
Zoll Medical	8,806	[b]	327,847
			22,128,521
Industrial—15.4%
A.O. Smith	10,777		410,388
AAON	3,405		96,055
AAR	12,831	[b]	352,468
ABM Industries	18,484	[a]	486,129
Actuant, Cl. A	23,686		630,521
Administaff	9,859		288,869
Aerovironment	7,189	[b]	192,881
Albany International, Cl. A	11,015		260,945
Allegiant Travel	4,864	[a]	239,503
American Science & Engineering	3,066		261,315
Apogee Enterprises	7,473		100,661
Applied Industrial Technologies	15,164		492,527
Applied Signal Technology	4,094		155,122
Arkansas Best	8,194		224,679
Astec Industries	5,869	[b]	190,214
AZZ	4,705		188,247
Badger Meter	4,320	[a]	191,030
Barnes Group	16,334		337,624
Belden	16,102		592,876
Brady, Cl. A	19,697		642,319
Briggs & Stratton	20,675		407,091
Cascade	3,862		182,595
CDI	1,932		35,916
Ceradyne	8,706	[b]	274,500
CIRCOR International	4,915		207,806
CLARCOR	19,353		830,050

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)
Comfort Systems USA	9,436		124,272
Consolidated Graphics	4,042	[b]	195,754
Cubic	6,669		314,443
Curtiss-Wright	16,732		555,502
Dycom Industries	13,697	[b]	202,031
EMCOR Group	24,986	[b]	724,094
Encore Wire	4,753		119,205
EnPro Industries	8,675	[a,b]	360,533
ESCO Technologies	9,439		357,172
Esterline Technologies	10,696	[b]	733,639
Exponent	4,657	[b]	174,777
Federal Signal	25,067		171,960
Forward Air	10,262		291,236
G & K Services, Cl. A	7,677		237,296
GenCorp	30,391	[a,b]	157,121
Geo Group	22,620	[b]	557,809
Gibraltar Industries	14,492	[b]	196,656
Griffon	16,014	[b]	204,018
Healthcare Services Group	20,669		336,285
Heartland Express	18,958		303,707
Heidrick & Struggles International	6,580		188,517
Hub Group, Cl. A	12,031	[b]	422,769
II-VI	8,879	[b]	411,630
Insituform Technologies, Cl. A	15,293	[b]	405,417
Interface, Cl. A	23,643		370,013
John Bean Technologies	8,345		167,985
Kaman	8,169		237,473
Kaydon	12,847		523,130
Kelly Services, Cl. A	10,096	[b]	189,805
Knight Transportation	22,235	[a]	422,465
Lawson Products	836		20,808
Lindsay	4,005		238,017
Lydall	9,452	[b]	76,089
Mobile Mini	10,420	[a,b]	205,170
Moog, Cl. A	16,987	[b]	676,083
Mueller Industries	13,466		440,338

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)
NCI Building Systems	5,811	[b]	81,296
Old Dominion Freight Line	16,740	[b]	535,513
On Assignment	9,508	[b]	77,490
Orbital Sciences	17,736	[b]	303,818
Orion Marine Group	10,007	[b]	116,081
Powell Industries	3,986	[b]	131,060
Quanex Building Products	16,291		309,040
Robbins & Myers	12,494	[a]	447,035
School Specialty	7,319	[b]	101,954
SFN Group	18,307	[b]	178,676
Simpson Manufacturing	14,730		455,304
SkyWest	21,799		340,500
Standard Register	4,840		16,504
Standex International	5,276		157,805
SYKES Enterprises	14,619	[b]	296,181
Teledyne Technologies	12,167	[b]	534,983
Tetra Tech	22,008	[b]	551,520
Toro	12,050	[a]	742,762
Tredegar	8,232		159,536
Triumph Group	5,478		489,788
TrueBlue	16,408	[b]	295,180
United Stationers	7,623	[b]	486,424
Universal Forest Products	6,074		236,279
Viad	6,264		159,544
Vicor	7,639		125,280
Volt Information Sciences	3,545	[b]	30,664
Watts Water Technologies, Cl. A	11,954	[a]	437,397
			27,383,164
Information Technology—19.5%
Advanced Energy Industries	12,733	[b]	173,678
Agilysys	3,273	[b]	18,427
Anixter International	10,575		631,645
Arris Group	46,127	[b]	517,545
ATMI	12,909	[b]	257,405

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Avid Technology	8,652	[a,b]	151,064
Bel Fuse, Cl. B	3,666		87,617
Benchmark Electronics	21,750	[b]	394,980
Black Box	5,569		213,237
Blackbaud	14,443		374,074
Blue Coat Systems	15,002	[b]	448,110
Bottomline Technologies	10,989	[b]	238,571
Brightpoint	26,353	[b]	230,062
Brooks Automation	21,839	[b]	198,080
Cabot Microelectronics	9,493	[b]	393,485
CACI International, Cl. A	11,307	[b]	603,794
Ceva	6,567	[b]	134,623
Checkpoint Systems	14,948	[b]	307,181
Ciber	27,423	[b]	128,340
Cognex	14,178		417,117
Cohu	9,677		160,445
Commvault Systems	14,753	[b]	422,231
Compellent Technologies	7,158	[b]	197,489
comScore	8,404	[b]	187,493
Comtech Telecommunications	11,680		323,886
CSG Systems International	14,900	[b]	282,206
CTS	13,448		148,735
Cymer	10,250	[b]	461,967
Cypress Semiconductor	61,335	[b]	1,139,604
Daktronics	12,313	[a]	196,023
DealerTrack Holdings	13,289	[b]	266,710
DG Fastchannel	9,311	[b]	268,902
Digi International	10,315	[b]	114,496
Diodes	12,332	[b]	332,841
DSP Group	6,760	[b]	55,026
DTS	6,112	[a,b]	299,794
Ebix	12,046	[a,b]	285,129
Electro Scientific Industries	9,571	[b]	153,423
EMS Technologies	5,315	[b]	105,131

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Epicor Software	18,066	[b]	182,467
EPIQ Systems	15,001		205,964
Exar	14,424	[b]	100,680
FARO Technologies	6,501	[b]	213,493
FEI	12,591	[b]	332,528
Forrester Research	5,058		178,497
Gerber Scientific	8,219	[b]	64,684
Harmonic	28,675	[b]	245,745
Heartland Payment Systems	10,238		157,870
Hittite Microwave	8,077	[b]	493,020
Hutchinson Technology	6,949	[a,b]	25,781
iGATE Capital	10,747		211,823
Infospace	10,772	[b]	89,408
Insight Enterprises	18,085	[b]	237,999
Integral Systems	1,973	[b]	19,552
Interactive Intelligence	5,641	[b]	147,569
Intermec	15,568	[b]	197,091
Intevac	9,262	[b]	129,761
j2 Global Communications	18,074	[b]	523,242
JDA Software Group	13,964	[b]	390,992
Knot	8,110	[b]	80,127
Kopin	19,235	[b]	80,018
Kulicke & Soffa Industries	26,220	[b]	188,784
Liquidity Services	9,211	[b]	129,415
Littelfuse	9,017		424,340
Logmein	4,923	[b]	218,286
LoJack	11,712	[b]	75,660
Manhattan Associates	9,552	[b]	291,718
MAXIMUS	6,998		458,929
Mercury Computer Systems	8,173	[b]	150,220
Methode Electronics	10,469		135,783
Micrel	19,439	[a]	252,513
Microsemi	32,081	[b]	734,655
MicroStrategy, Cl. A	3,739	[b]	319,572

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
MKS Instruments	20,328	[b]	497,833
Monolithic Power Systems	10,615	[b]	175,360
MTS Systems	4,958		185,727
NCI, Cl. A	1,815	[b]	41,727
Netgear	12,114	[b]	408,000
NetScout Systems	13,384	[b]	307,966
Network Equipment Technologies	12,019	[a,b]	55,648
Neutral Tandem	12,012	[a,b]	173,453
Newport	15,775	[b]	274,012
Novatel Wireless	15,536	[b]	148,369
Oplink Communications	7,513	[b]	138,765
OSI Systems	6,955	[b]	252,884
Park Electrochemical	6,776		203,280
PC-Tel	5,481	[b]	32,886
Perficient	10,728	[b]	134,100
Pericom Semiconductor	9,007	[b]	98,897
Plexus	13,289	[b]	411,162
Power Integrations	8,870		356,042
Progress Software	16,769	[b]	709,664
Pulse Electronics	22,031	[a]	117,205
Radiant Systems	10,680	[b]	209,008
Radisys	14,357	[b]	127,777
RightNow Technologies	8,370	[b]	198,118
Rofin-Sinar Technologies	11,659	[b]	413,195
Rogers	5,809	[b]	222,194
Rudolph Technologies	15,643	[b]	128,742
ScanSource	7,956	[b]	253,796
Sigma Designs	13,581	[b]	192,443
Smith Micro Software	9,586	[b]	150,884
Sonic Solutions	15,616	[b]	234,240
Sourcefire	9,549	[b]	247,606
Standard Microsystems	8,380	[b]	241,595
StarTek	9,378	[b]	47,546
Stratasys	6,728	[b]	219,602

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Super Micro Computer	7,921	[b]	91,408
Supertex	2,517	[b]	60,861
Symmetricom	18,907	[b]	134,051
Synaptics	13,460	[b]	395,455
Synchronoss Technologies	6,970	[b]	186,169
SYNNEX	7,705	[b]	240,396
Take-Two Interactive Software	32,458	[b]	397,286
Taleo, Cl. A	14,322	[b]	396,003
Tekelec	23,904	[b]	284,697
TeleTech Holdings	11,225	[b]	231,123
Tessera Technologies	20,033	[b]	443,731
THQ	30,496	[a,b]	184,806
Tollgrade Communications	5,972	[b]	55,420
Triquint Semiconductor	55,989	[b]	654,511
TTM Technologies	15,745	[b]	234,758
Tyler Technologies	9,395	[b]	195,040
Ultratech	7,529	[b]	149,677
United Online	36,170		238,722
Varian Semiconductor Equipment Associates	27,577	[b]	1,019,522
Veeco Instruments	14,937	[a,b]	641,694
ViaSat	13,654	[b]	606,374
Volterra Semiconductor	9,326	[b]	215,990
Websense	17,574	[b]	355,873
Wright Express	13,201	[b]	607,246
			34,639,291
Materials—4.6%
A.M. Castle & Co.	9,007	[b]	165,819
AMCOL International	8,663		268,553
American Vanguard	12,899		110,157
Arch Chemicals	9,688		367,466
Balchem	9,648		326,199
Brush Engineered Materials	7,399	[b]	285,897
Buckeye Technologies	14,998		315,108

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Calgon Carbon	19,399	[a,b]	293,313
Century Aluminum	21,451	[b]	333,134
Clearwater Paper	4,777	[b]	374,039
Deltic Timber	3,286		185,133
Eagle Materials	13,947		394,003
H.B. Fuller	15,108		310,016
Headwaters	21,893	[b]	100,270
Kaiser Aluminum	4,550		227,909
KapStone Paper and Packaging	14,071	[b]	215,286
LSB Industries	6,951	[b]	168,631
Myers Industries	14,704		143,217
Neenah Paper	6,259		123,177
Olympic Steel	4,103		117,674
OM Group	12,393	[b]	477,254
Penford	1,920	[b]	11,731
PolyOne	33,130	[b]	413,794
Quaker Chemical	3,627		151,137
RTI International Metals	9,385	[b]	253,207
Schulman (A.)	9,794		224,185
Schweitzer-Mauduit International	7,452		468,880
Stepan	3,204		244,369
STR Holdings	14,553	[a,b]	291,060
Texas Industries	8,778	[a]	401,857
Wausau Paper	18,908		162,798
Zep	9,255		183,989
			8,109,262
Telecommunication Services—.5%
Atlantic Tele-Network	3,211		123,110
Cbeyond	11,571	[a,b]	176,805
General Communication, Cl. A	14,846	[b]	187,950
NTELOS Holdings	7,866		149,847
USA Mobility	10,486		186,336
			824,048

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities—3.7%
Allete	12,591		469,141
American States Water	7,044		242,807
Avista	22,767		512,713
Central Vermont Public Service	6,892		150,659
CH Energy Group	4,616		225,676
El Paso Electric	17,516	[b]	482,215
Laclede Group	9,441		344,974
New Jersey Resources	13,712		591,124
Northwest Natural Gas	8,521		395,971
NorthWestern	11,980		345,383
Piedmont Natural Gas	24,301	[a]	679,456
South Jersey Industries	9,954		525,770
Southwest Gas	17,393		637,801
UIL Holdings	16,385		490,895
UniSource Energy	12,842		460,257
			6,554,842
Total Common Stocks
(cost $140,566,501)			174,178,767
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.13%, 3/24/11
(cost $154,954)	155,000	[d]	154,964

Other Investment—1.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,194,000)	2,194,000	[e]	2,194,000

Investment of Cash Collateral
for Securities Loaned—7.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $13,421,616)	13,421,616 [e]	13,421,616

Total Investments (cost $156,337,071)	106.9%	189,949,347
Liabilities, Less Cash and Receivables	(6.9%)	(12,225,322)
Net Assets	100.0%	177,724,025

a Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$12,907,396 and the market value of the collateral held by the fund was $13,421,616.
b Non-income producing security.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Information Technology	19.5	Energy	5.2
Financial	18.4	Materials	4.6
Industrial	15.4	Utilities	3.7
Consumer Discretionary	14.7	Consumer Staples	3.5
Health Care	12.5	Telecommunication Services	.5
Short-Term/Money Market Investments	8.9		106.9

† Based on net assets.
See notes to financial statements.

The Fund 27

STATEMENT OF FINANCIAL FUTURES

December 31, 2010

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2010	($)
Financial Futures Long
Russell 2000 E-mini	36	2,816,280	March 2011	11,115

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,907,396)—Note 1(b):
Unaffiliated issuers	140,721,455	174,333,731
Affiliated issuers	15,615,616	15,615,616
Cash		389,167
Receivable for shares of Beneficial Interest subscribed		898,334
Dividends and interest receivable		138,744
		191,375,592
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		88,498
Liability for securities on loan—Note 1(b)		13,421,616
Payable for shares of Beneficial Interest redeemed		123,434
Payable for futures variation margin—Note 4		18,019
		13,651,567
Net Assets ($)		177,724,025
Composition of Net Assets ($):
Paid-in capital		151,511,823
Accumulated undistributed investment income—net		1,111,283
Accumulated net realized gain (loss) on investments		(8,522,472)
Accumulated net unrealized appreciation (depreciation)
on investments (including $11,115 net unrealized
appreciation on financial futures)		33,623,391
Net Assets ($)		177,724,025
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		14,561,875
Net Asset Value, offering and redemption price per share ($)		12.20

See notes to financial statements.

The Fund 29

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,845,059
Affiliated issuers	1,790
Income from securities lending—Note 1(b)	107,388
Interest	291
Total Income	1,954,528
Expenses:
Investment advisory fee—Note 3(a)	505,647
Distribution fees—Note 3(b)	361,177
Loan commitment fees—Note 2	1,278
Interest expense—Note 2	310
Total Expenses	868,412
Investment Income—Net	1,086,116
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,238,041
Net realized gain (loss) on financial futures	93,977
Net Realized Gain (Loss)	13,332,018
Net unrealized appreciation (depreciation) on investments	20,956,408
Net unrealized appreciation (depreciation) on financial futures	34,275
Net Unrealized Appreciation (Depreciation)	20,990,683
Net Realized and Unrealized Gain (Loss) on Investments	34,322,701
Net Increase in Net Assets Resulting from Operations	35,408,817

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	1,086,116	779,551
Net realized gain (loss) on investments	13,332,018	(5,869,879)
Net unrealized appreciation
(depreciation) on investments	20,990,683	28,147,776
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,408,817	23,057,448
Dividends to Shareholders from ($):
Investment income—net	(784,411)	(2,552,031)
Net realized gain on investments	—	(17,299,733)
Total Dividends	(784,411)	(19,851,764)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	66,747,008	36,618,209
Dividends reinvested	784,411	19,851,764
Cost of shares redeemed	(51,603,629)	(39,334,550)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	15,927,790	17,135,423
Total Increase (Decrease) in Net Assets	50,552,196	20,341,107
Net Assets ($):
Beginning of Period	127,171,829	106,830,722
End of Period	177,724,025	127,171,829
Undistributed investment income—net	1,111,283	809,578
Capital Share Transactions (Shares):
Shares sold	6,466,229	4,186,498
Shares issued for dividends reinvested	73,792	3,116,446
Shares redeemed	(5,020,396)	(4,575,051)
Net Increase (Decrease) in Shares Outstanding	1,519,625	2,727,893

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not refect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.75	10.36	17.64	18.59	16.66
Investment Operations:
Investment income—net[a]	.08	.06	.12	.13	.08
Net realized and unrealized
gain (loss) on investments	2.43	1.42	(4.95)	(.23)	2.32
Total from Investment Operations	2.51	1.48	(4.83)	(.10)	2.40
Distributions:
Dividends from investment income—net	(.06)	(.27)	(.13)	(.07)	(.07)
Dividends from net realized
gain on investments	—	(1.82)	(2.32)	(.78)	(.40)
Total Distributions	(.06)	(2.09)	(2.45)	(.85)	(.47)
Net asset value, end of period	12.20	9.75	10.36	17.64	18.59
Total Return (%)	25.83	25.03	(30.91)	(.66)	14.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.60	.60	.61	.61
Ratio of net investment income
to average net assets	.75	.76	.85	.69	.47
Portfolio Turnover Rate	32.85	28.18	35.95	20.72	27.85
Net Assets, end of period ($ x 1,000)	177,724	127,172	106,831	373,386	465,887

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering four series, including the Small Cap Stock Index Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to match the performance of the Standard & Poor’s SmallCap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. U.S.Treasury Bills are valued at the mean between quoted bid prices and asked prices by an independent pricing service approved by the Board of Trustees. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the mar-

ket in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	174,178,767	—	—	174,178,767
Mutual Funds	15,615,616	—	—	15,615,616
U.S. Treasury	—	154,964	—	154,964
Other Financial
Instruments:
Futures††	11,115	—	—	11,115

†	See Statement of Investments for additional detailed categorizations
††	Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluat-

ing the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $35,796 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,067,626, undistributed capital gains $426,817 and unrealized appreciation $24,674,103.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $784,411 and $2,555,228 and long-term capital gains $0 and $17,296,536, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $21,100, with a related weighted average annualized interest rate of 1.47%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

expenses of the fund except investment advisory fees, Rule 12b-1 distribution plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the fund and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the fund’s allocated portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the fund.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing.The Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, the fund was charged $361,177 pursuant to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $51,624 and Rule 12b-1 distribution plan fees $36,874.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2010, amounted to $62,360,881 and $46,524,202, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2010 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Equity futures contracts	1,371,444

At December 31, 2010, the cost of investments for federal income tax purposes was $165,275,244; accordingly, accumulated net unrealized appreciation on investments was $24,674,103, consisting of $41,539,718 gross unrealized appreciation and $16,865,615 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through August 31, 2011) of the fund’s Investment Advisory Agreement (the “Management Agreement”) with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund.The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative,

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

accounting and compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to three other pure index funds underlying variable insurance products that are benchmarked against the S&P SmallCap 600 Index (the “Performance Group”) and to a larger universe of funds, consisting of all small-cap core funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2010. The Board members noted that the fund’s total return performance was the highest or second highest of the funds in the Performance Group for each period. The Board members also noted that the fund’s total return performance was above the Performance Universe medians for all periods.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s actual and contractual investment advisory fees were the second lowest of the funds in the Expense Group and lower than the Expense Group medians, although the total expense ratio was the highest of the four.They also noted that the fund’s actual investment advisory fee was lower than the Expense Universe median, but that its total expense ratio was higher than the Expense Universe median.

Representatives of the Manager reviewed with the Board members the investment advisory fees paid by the only other mutual fund managed by the Manager or its affiliates underlying variable insurance products with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Fund”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s investment advisory fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the rele-

The Fund 47

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

vant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the Manager did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and investment advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the investment advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 49

The Fund 51

The Fund 53

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Investment Portfolios,

Technology Growth

Portfolio

ANNUAL REPORT December 31, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Information About the Review
and Approval of the Fund’s
Investment Advisory Agreement
31	Board Members Information
33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Technology Growth Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Investment Portfolios,Technology Growth Portfolio’s Initial shares produced a total return of 29.93%, and its Service shares produced a total return of 29.65%.1 The fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 16.03% and 15.08%, respectively, over the same period.2,3

A stock market rally late in the year more than offset earlier weakness as economic uncertainty waned and investor sentiment improved.The fund produced higher returns than its benchmarks, primarily due to our emphasis on companies benefiting from the widespread adoption of new technologies.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis that led to austerity measures throughout the region, and mixed housing and employment

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

data in the United States weighed on already mild growth.A catastrophic oil spill in the Gulf of Mexico also added to economic uncertainty.As a result, stocks generally declined amid heightened volatility over the first half of the year.

As the year progressed, however, it became clearer that investors’ economic concerns may have been overblown. Corporate earnings improved, commodity prices climbed amid robust demand from the emerging markets, and the U.S. and global economies remained on mildly upward trajectories. New stimulative efforts by the Federal Reserve Board also boosted investor sentiment, and the resulting market rally helped the S&P 500 Index end the year with double-digit gains.

The information technology sector participated fully in the broader market’s gains. However, small- and midcap stocks typically fared better than larger technology stocks, and growth-oriented stocks outperformed their value-oriented counterparts.

Security Selections Bolstered Relative Performance

The fund’s returns in 2010 outpaced the MS High Tech 35 Index, due primarily to our focus on companies poised to benefit from new technological trends. Companies engaged in “cloud computing,” server virtualization, smartphones and software development generally produced higher returns than companies selling more mature technologies. In addition, smaller companies considered potential targets for acquisition by larger rivals fared well in 2010.

As more business enterprises shifted their technology infrastructures to cloud computing, in which applications and data are accessed over the Internet, companies involved in the emerging technology increasingly attracted investors’ attention. Fund holdings Akamai Technologies, VMWare, Riverbed Technology and Informatica benefited from this trend. Similarly, online movie rental company Netflix achieved higher sales and earnings during a shift from U.S. mail delivery of DVDs to Internet delivery of streaming video. Holdings that gained value after receiving acquisition offers included enterprise software developer Sybase and security software specialist McAfee.The fund also benefited from not owning some of the information technology sector’s laggards in 2010, including companies—such as SeagateTechnology, Nokia and Dell—that may have been slow in migrating away from more mature technology paradigms.

4

Although disappointments in 2010 proved relatively mild, the fund’s laggards included wireless communications pioneer QUALCOMM, which suffered from inventory-related issues; smartphone maker Research in Motion, which lost market share to competitors; Google, which encountered intensifying competitive pressures; and Microsoft, which has been slow to adapt to cloud computing. In addition, the fund did not own some of the MS High Tech 35 Index’s better performers, including Intuit and Infosys.

Finding Value in a Growing Market

The market rally over the second half of 2010 left many stocks, including those in the information technology sector, with richer valuations. However, we have continued to seek attractive opportunities in the market sector, especially among companies that may have been punished more severely than warranted by their underlying business fundamentals. Therefore, we recently augmented the fund’s holdings of companies engaged in secular growth themes with value-oriented investments in a select group of semiconductor and disk-drive manufacturers.

January 18, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
The fund’s share price is likely to be more volatile than that of other funds that do not concentrate in one sector.The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Technology Growth Portfolio Initial shares and Service shares with the Standard & Poor’s
500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index

Average Annual Total Returns as of 12/31/10
	1	Year	5 Years	10 Years
Initial shares	29.93%		7.59%	–0.83%
Service shares	29.65%		7.34%	–1.10%
Standard & Poor’s 500
Composite Stock Price Index	15.08%		2.29%	1.42%
Morgan Stanley High Technology 35 Index	16.03%		5.75%	0.50%

† Source: Lipper Inc.
Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Technology Growth Portfolio on 12/31/00 to a $10,000 investment made in the Morgan Stanley High Technology 35
Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500
Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.84	$6.33
Ending value (after expenses)	$1,370.70	$1,367.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.13	$5.40
Ending value (after expenses)	$1,021.12	$1,019.86

† Expenses are equal to the fund’s annualized expense ratio of .81% for Initial Shares and 1.06% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2010

Common Stocks—93.7%	Shares		Value ($)
Consumer Discretionary—5.9%
Amazon.com	52,720	[a]	9,489,600
Netflix	26,160	[a,b]	4,596,312
			14,085,912
Information Technology—83.7%
Accenture, Cl. A	100,110		4,854,334
Akamai Technologies	211,920	[a]	9,970,836
Amphenol, Cl. A	115,575		6,100,048
Apple	30,261	[a]	9,760,988
BMC Software	124,450	[a]	5,866,573
Cavium Networks	131,964	[a,b]	4,972,403
Cognizant Technology Solutions, Cl. A	72,465	[a]	5,310,960
Cree	100,330	[a]	6,610,744
Cypress Semiconductor	328,390	[a]	6,101,486
Dolby Laboratories, Cl. A	64,870	[a]	4,326,829
Electronic Arts	245,662	[a]	4,023,944
F5 Networks	48,030	[a]	6,251,585
Google, Cl. A	17,850	[a]	10,602,364
Informatica	107,690	[a]	4,741,591
International Business Machines	59,360		8,711,674
Lam Research	99,010	[a]	5,126,738
Microsoft	78,585		2,194,093
Motorola	945,040	[a]	8,571,513
NetApp	175,020	[a]	9,619,099
OpenTable	70,450	[a,b]	4,965,316
Oracle	331,093		10,363,211
Paychex	189,620		5,861,154
QUALCOMM	235,110		11,635,594
Quest Software	176,820	[a]	4,904,987
Salesforce.com	57,650	[a]	7,609,800
SuccessFactors	87,910	[a]	2,545,874
Taleo, Cl. A	106,820	[a]	2,953,573
Teradata	115,310	[a]	4,746,160
Trimble Navigation	156,440	[a]	6,246,649
VMware, Cl. A	54,840	[a]	4,875,824
Western Digital	232,780	[a]	7,891,242
			198,317,186

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Telecommunication Services—4.1%
AT&T	327,700	9,627,826

Total Common Stocks
(cost $176,401,630)		222,030,924

Other Investment—6.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,576,000)	14,576,000 [c]	14,576,000

Investment of Cash Collateral
for Securities Loaned—2.3%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $5,390,181)	5,390,181 [c]	5,390,181
Total Investments (cost $196,367,811)	102.1%	241,997,105
Liabilities, Less Cash and Receivables	(2.1%)	(4,953,188)
Net Assets	100.0%	237,043,917

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$5,168,929 and the market value of the collateral held by the fund was $5,390,181.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Information Technology	83.7	Telecommunication Services	4.1
Money Market Investments	8.4
Consumer Discretionary	5.9		102.1

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,168,929)—Note 1(b):
Unaffiliated issuers	176,401,630	222,030,924
Affiliated issuers	19,966,181	19,966,181
Cash		332,896
Receivable for shares of Beneficial Interest subscribed		381,841
Dividends receivable		4,544
Prepaid expenses		10,534
		242,726,920
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		186,306
Liability for securities on loan—Note 1(b)		5,390,181
Payable for shares of Beneficial Interest redeemed		50,757
Accrued expenses		55,759
		5,683,003
Net Assets ($)		237,043,917
Composition of Net Assets ($):
Paid-in capital		231,880,705
Accumulated net realized gain (loss) on investments		(40,466,082)
Accumulated net unrealized appreciation
(depreciation) on investments		45,629,294
Net Assets ($)		237,043,917

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	91,806,047	145,237,870
Shares Outstanding	7,073,258	11,454,776
Net Asset Value Per Share ($)	12.98	12.68

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	906,835
Affiliated issuers	12,484
Income from securities lending—Note 1(b)	13,335
Total Income	932,654
Expenses:
Investment advisory fee—Note 3(a)	1,432,775
Distribution fees—Note 3(b)	288,883
Professional fees	53,067
Prospectus and shareholders’ reports	26,674
Custodian fees—Note 3(b)	14,738
Loan commitment fees—Note 2	5,733
Shareholder servicing costs—Note 3(b)	4,686
Trustees’ fees and expenses—Note 3(c)	3,251
Miscellaneous	13,535
Total Expenses	1,843,342
Less—reduction in fees due to earnings credits—Note 3(b)	(5)
Net Expenses	1,843,337
Investment (Loss)—Net	(910,683)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	34,488,027
Net unrealized appreciation (depreciation) on investments	18,001,843
Net Realized and Unrealized Gain (Loss) on Investments	52,489,870
Net Increase in Net Assets Resulting from Operations	51,579,187

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment (loss)—net	(910,683)	(398,617)
Net realized gain (loss) on investments	34,488,027	(7,059,890)
Net unrealized appreciation
(depreciation) on investments	18,001,843	67,321,010
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,579,187	59,862,503
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	—	(244,348)
Service Shares	—	(119,801)
Total Dividends	—	(364,149)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	10,426,733	8,852,651
Service Shares	38,389,344	31,476,863
Dividends reinvested:
Initial Shares	—	244,348
Service Shares	—	119,801
Cost of shares redeemed:
Initial Shares	(12,591,028)	(7,620,912)
Service Shares	(31,305,771)	(12,438,461)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,919,278	20,634,290
Total Increase (Decrease) in Net Assets	56,498,465	80,132,644
Net Assets ($):
Beginning of Period	180,545,452	100,412,808
End of Period	237,043,917	180,545,452

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	925,297	1,108,493
Shares issued for dividends reinvested	—	37,362
Shares redeemed	(1,204,769)	(993,966)
Net Increase (Decrease) in Shares Outstanding	(279,472)	151,889
Service Shares
Shares sold	3,514,363	3,863,936
Shares issued for dividends reinvested	—	18,661
Shares redeemed	(3,013,568)	(1,670,124)
Net Increase (Decrease) in Shares Outstanding	500,795	2,212,473

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.99	6.37	10.83	9.44	9.05
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.01)	.03	(.01)	(.00)[b]
Net realized and unrealized gain
(loss) on investments	3.02	3.67	(4.49)	1.40	.39
Total from Investment Operations	2.99	3.66	(4.46)	1.39	.39
Distributions:
Dividends from investment income—net	—	(.04)	—	—	—
Net asset value, end of period	12.98	9.99	6.37	10.83	9.44
Total Return (%)	29.93	57.67	(41.18)	14.72	4.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.86	.85	.84	.85
Ratio of net expenses
to average net assets	.81	.75	.65	.77	.85
Ratio of net investment income
(loss) to average net assets	(.33)	(.15)	.39	(.08)	(.01)
Portfolio Turnover Rate	103.90	141.37	118.50	104.97	66.05
Net Assets, end of period ($ x 1,000)	91,806	73,422	45,890	88,083	90,322

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.78	6.24	10.62	9.28	8.92
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.03)	.01	(.03)	(.02)
Net realized and unrealized
gain (loss) on investments	2.96	3.58	(4.39)	1.37	.38
Total from Investment Operations	2.90	3.55	(4.38)	1.34	.36
Distributions:
Dividends from investment income—net	—	(.01)	—	—	—
Net asset value, end of period	12.68	9.78	6.24	10.62	9.28
Total Return (%)	29.65	57.07	(41.24)	14.44	4.04
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.11	1.10	1.09	1.11
Ratio of net expenses
to average net assets	1.06	1.00	.90	1.02	1.11
Ratio of net investment income
(loss) to average net assets	(.58)	(.42)	.15	(.33)	(.25)
Portfolio Turnover Rate	103.90	141.37	118.50	104.97	66.05
Net Assets, end of period ($ x 1,000)	145,238	107,123	54,523	83,793	81,399

a Based on average shares outstanding at each month end.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering four series, including the Technology Growth Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be

18

considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	222,030,924	—	—	222,030,924
Mutual Funds	19,966,181	—	—	19,966,181

†	See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

20

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $4,445 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $38,343,113 and unrealized appreciation $43,506,325.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $7,722,694 of the carryover expires in fiscal 2011, $3,537,823 expires in fiscal 2012, $11,980,354 expires in fiscal 2016 and $15,102,242 expires in fiscal 2017.

22

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $0 and $364,149, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $910,683, increased accumulated net realized gain (loss) on investments by $5,432,576 and decreased paid-in-capital by $6,343,259. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $288,883 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $452 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $79 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $14,738 pursuant to the custody agreement.

24

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $149,780, Rule 12b-1 distribution plan fees $30,522, custodian fees $4,200, chief compliance officer fees $1,728 and transfer agency per account fees $76.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $190,502,936 and $196,508,310, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $198,490,780; accordingly, accumulated net unrealized appreciation on investments was $43,506,325, consisting of $47,156,446 gross unrealized appreciation and $3,650,121 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

26

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through July 29, 2011) of the fund’s Investment Advisory Agreement (the “Management Agreement”) with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of science and technology funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all science and technology funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2010.The Board members noted that the fund’s total return performance was above the Performance Universe medians for all periods. In addition, the Board members noted that the fund’s total return performance was at or above the Performance Group medians for the 1-, 2-, and 3- year periods, and was below the Performance Group medians for all other periods.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the actual investment advisory fee and total expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) were lower than the Expense Group and Expense Universe medians and that the fund’s contractual investment advisory fee was also lower than the Expense Group median. In addition, the Board noted that the expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was lower than the Expense Universe medians, but higher than the Expense Group medians.

28

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the fund underlying variable insurance products and included within the fund’s Lipper category. Nor does the Manager or its affiliates manage other accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

realized any economies of scale would be less. It also was noted that the Manager did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and investment advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the investment advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

30

The Fund 31

32

The Fund 33

34

The Fund 35

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $89,692 in 2009 and $92,892 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $35,733 in 2009 and $35,071 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,874 in 2009 and $12,710 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $114 in 2009 and $179 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,975,296 in 2009 and $39,552,052 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 14, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	February 14, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)